OPERATING LEASES - Operating lease related assets and liabilities (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
OPERATING LEASES
Right-of-use assets	$ 3,523	$ 4,135
Right-of-use assets, net	3,523	4,135
Operating lease liabilities - current	1,209	1,367
Operating lease liabilities - non-current	2,331	2,837
Total operating lease liabilities	$ 3,540	$ 4,204